EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

          We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated August 14, 1992 appearing on page F-3 of Triton Energy Corporation's Annual Report on Form 10-K for the year ended
May 31, 1994. We also consent to the reference to us under the heading "Experts" in such Prospectus.



                                             KPMG Peat Marwick LLP
Dallas, Texas

October 17, 1994